Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

Settlement of certain loan payables of Calidi

On October 13, 2023, Calidi settled in cash the full $1.0 million of principal outstanding related to the Company’s LOC and said loan payable was no longer outstanding as of that date.

Departures and Appointments in Executive Roles

On October 10, 2023, the Company appointed Mr. Alan R. Stewart as a Class I director of the Company, effective immediately. In addition, concurrent upon the appointment to the Board, Mr. Stewart was appointed as a member of the Board’s Compensation Committee, as well as Chair of the Board’s Audit Committee.

On October 23, 2023, Mr. Tony Kalajian resigned from all positions in Calidi Biotherapeutics, Inc., including his roles as Chief Accounting Officer and as interim Chief Financial Officer.

On October 25, 2023, the Company entered into an employment agreement with Mr. Andrew Jackson to serve as the Company’s Chief Financial Officer effective October 30, 2023.

Settlement of certain term notes payable of Calidi

On October 3, 2023, as agreed upon in connection with the Closing of the FLAG Merger (see Notes 3 and 8), Calidi settled in cash $0.6 million of principal of 2023 Term Notes Payable plus accrued interest and $0.1 million of principal of 2022 Term Notes Payable plus accrued interest and said term notes payable were no longer outstanding as of that date.

On October 18, 2023, as agreed upon in connection with the Closing of the FLAG Merger (see Notes 3 and 8), Calidi settled in cash $0.1 million of principal of a 2020 Term Note payable plus accrued interest and said term note payable was no longer outstanding as of that date.

On November 8, 2023, in accordance with amended note agreements in connection with the Closing of the FLAG Merger (see Notes 3 and 8), Calidi settled in cash $0.5 million of principal of 2020 Term Notes Payable plus accrued interest and $0.2 million of principal of 2022 Term Notes Payable plus accrued interest and said term notes payable were no longer outstanding as of that date.

15. Subsequent Events

Calidi has completed an evaluation of all subsequent events through April 13, 2023, the date the consolidated financial statements were available to be issued. Other than the events disclosed below, and within the other notes to the consolidated financial statements, Calidi has determined that there are no other material events to disclose.

Agreement and Plan of Merger with First Light Acquisition Group, Inc.

On January 9, 2023, First Light Acquisition Group, Inc., a Delaware corporation (“FLAG”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among FLAG, FLAG Merger Sub, Inc., a Nevada corporation and a direct, wholly owned subsidiary of FLAG (“Merger Sub”), Calidi, First Light Acquisition Group, LLC, in the capacity as the representative of the stockholders of FLAG (the “Sponsor”) and Allan Camaisa, in the capacity as the representative of the stockholders to Calidi.

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination”) pursuant to which Merger Sub will merge with and into Calidi, with Calidi being the surviving corporation in the merger (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”).

Merger Consideration

At the effective time of the Merger (the “Effective Time”), all shares of Calidi common stock outstanding immediately prior to the Effective Time, with certain exceptions, will be converted into (i) the right to receive shares of FLAG Class A Common Stock, par value $0.0001 per share (“FLAG Class A Common Stock”), and (ii) the contingent right to receive Escalation Shares.

The aggregate consideration to be paid to the securityholders of Calidi will be based on an equity value of $250 million, subject to certain adjustments for net debt and the achievement of certain pre-closing milestones, if any, as defined in the Merger Agreement. As of the Effective Time, each outstanding Calidi stock option (whether vested or unvested) will be assumed by FLAG and automatically converted into a conversion adjusted stock option for shares of FLAG common stock.

If, during the period between the execution of the Merger Agreement and the closing of the Transactions (the “Interim Period”), Calidi enters into a revenue-generating definitive collaboration or out-license contract involving Calidi’s technology (a “Pre-Closing Milestone Contract”), the Merger Consideration will be increased by an amount equal to the aggregate up-front cash payments received by Calidi pursuant to any such Pre-Closing Milestone Contracts.

Following the closing of the Transactions (the “Closing”), as additional consideration for the Merger, FLAG will issue shares of FLAG Common Stock (“Escalation Shares”) to each holder of Calidi common stock immediately prior to the Effective Time (a “Calidi Stockholder”) in accordance with the following terms.

If at any time during the five-year period following the Closing (the “Escalation Period”), the last reported sale price of the shares of FLAG Common Stock as reported on NYSE American (or the exchange on which such shares are listed) for a period for any 20 days within any 30 consecutive day trading period (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), is:

●	greater than or equal to $12.00, each former Calidi Stockholder will be entitled to receive its pro rata share of 4.5 million shares of FLAG Class A Common Stock

●	greater than or equal to $14.00, each former Calidi Stockholder will be entitled to receive its pro rata share of 4.5 million shares of FLAG Class A Common Stock;

●	greater than or equal to $16.00, each former Calidi Stockholder will be entitled to receive its pro rata share of 4.5 million shares of FLAG Class A Common Stock; and

●	greater than or equal to $18.00, each former Calidi Stockholder will be entitled to receive its pro rata share of 4.5 million shares of FLAG Class A Common Stock

If, during the Escalation Period, there is a change of control pursuant to which FLAG or its stockholders have the right to receive consideration implying a value per share that is equal to or in excess of the above price targets, there will be an acceleration of the Escalation Period at the applicable target price.

To incentivize FLAG public stockholders to not redeem their shares, those stockholders may be entitled to their pro rata portion of up to an additional 2,000,000 Non-Redeeming Continuation Shares to be issued at Closing.

The Escalation Shares and the Non-Redeeming Continuation Shares will be placed in escrow and will be outstanding from and after the Closing, subject to cancellation if the applicable price targets are not achieved for the Escalation Shares, or in the case of the Non-Redeeming Continuation Shares, canceled on a pro rata basis for those holders of the FLAG Class A common stock that redeem their shares at the Closing. While in escrow, the shares will be non-voting.

The Merger Agreement and the consummation of the Transactions contemplated above requires the approval of both FLAG’s shareholders and Calidi’s stockholders, among other closing conditions specified in the FLAG Merger Agreement and the various agreements described above, there can be no assurance that the FLAG Merger or the Transactions will occur or that Calidi will receive any proceeds from this transaction. Calidi has incurred and expects to incur significant amount of transaction expenses in connection with the FLAG Merger and the transaction, and if the FLAG Merger is not consummated nor approved, Calidi will bear the risk of payment of all such transaction costs without reimbursement from FLAG or any other party.

The Merger is expected to be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, FLAG will be treated as the “accounting acquiree” and Calidi as the “accounting acquirer” for financial reporting purposes. The FLAG Merger is expected to be completed during the second quarter of 2023. However, there can be no assurance as to when or if the closing of the FLAG Merger will occur or if any Contingent Consideration will be achieved.

Term Loans

Beginning January 1, 2023 and through the date of this report, Calidi received approximately $2,350,000 in aggregate proceeds from the issuance of certain term loans (the “2023 Term Loans”), which mature on the earlier of one year from the issuance date or Calidi receiving gross proceeds of $20 million or more from the issuance of shares of common stock or preferred stock in a single transaction. The 2023 Term Loans bear simple interest of 24% per annum, of which 14% is payable in cash at maturity and the remaining 10% of the principal amount invested is paid in shares of Calidi common stock, valued at $2.96 per share, due within 30 days of the funding of the 2023 Term Loans.

Simple Agreement for Future Equity

From January 1, 2023 and through the date of this report, Calidi entered into additional SAFE agreements with various investors to raise aggregate proceeds of approximately $1,850,000 on terms substantially similar to the 2022 SAFEs discussed in Note 9.

Stock Option Repricing

On January 18, 2023, the Board approved a repricing of approximately 1.5 million stock options previously granted at an exercise price $9.27 per share to the current fair value of $7.11 per share pursuant to a new valuation report.

Silicon Valley Bank

On March 12, 2023, Silicon Valley Bank was closed by its state chartering authority, the California Department of Financial Protection and Innovation. On the same date the Federal Deposit Insurance Corporation (“FDIC”) was appointed as receiver and transferred all customer deposits and substantially all of the assets of Silicon Valley Bank to Silicon Valley Bridge Bank, N.A., a full-service bank that is being operated by the FDIC. Calidi automatically became a customer of Silicon Valley Bridge Bank, N.A. as part of this action. As of March 12, 2023, Calidi held, in separate accounts, approximately $150,000 in cash deposits, a credit card collateral account of $100,000 as restricted cash, and a restricted lease collateral money market account of approximately $118,000, at Silicon Valley Bridge Bank, N.A. Normal banking activities resumed on March 14, 2023.